                                                                     EXHIBIT 21
                         ICF KAISER INTERNATIONAL, INC.
                    9300 Lee Highway, Fairfax, Virginia 22031
                                 (703) 934-3600

         ICF Kaiser International, Inc.'s consolidated subsidiaries are listed below. Consolidated subsidiaries which are less than wholly owned are indicated by the ownership percentage figure in parentheses following the name of the consolidated subsidiary.

                                                                                                       JURISDICTION
CONSOLIDATED SUBSIDIARY                                                                                OF FORMATION
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I.   Cygna Group, Inc.                                                                                     Delaware
     II.   Liability Risk Management, Inc.                                                               California
I.   EDA, Incorporated                                                                                     Maryland
I.   HBG Hawaii, Inc.                                                                                      Delaware
I.   HBG International, Inc.                                                                               Delaware
I.   ICF Kaiser Development Corporation, Inc.                                                              Delaware
     II.   Global Trade & Investment, Inc.                                                                 Delaware
I.   ICF Kaiser Engineers Group, Inc.                                                                      Delaware
     II.   Henry J. Kaiser Company                                                                           Nevada
     II.   ICF Kaiser Engineers, Inc.                                                                          Ohio
           III.   Henry J. Kaiser Company (Canada) Ltd.                                                      Canada
           III.   ICF Kaiser Engineers & Builders, Inc.                                                    Delaware
           III.   ICF Kaiser Engineers (California) Corporation                                            Delaware
           III.   ICF Kaiser Engineers Corporation                                                         New York
           III.   ICF Kaiser Engineers of Michigan, Inc.                                                   Michigan
           III.   ICF Kaiser International Planning & Design, Inc. (33 1/3%)                           Pennsylvania
           III.   ICF Kaiser Overseas Engineering, Inc.                                                    Delaware
           III.   Kaiser Engineers Limited                                                           United Kingdom
                  IV.     Kaiser Engineers Technical Services Limited (80%)                                  Cyprus
           III.   Kaiser Engineers and Constructors, Inc.                                                    Nevada
                  IV.    ICF Kaiser Engenharia e Participacoes Ltda. (99.9%)                                 Brazil
                         V.     ICF Kaiser Construcoes e Engenharia Ltda (99.989%)                           Brazil
                  IV.    ICF Pty. Ltd. (50%)                                                              Australia
                  IV.    Kaiser Engineers Limited (0.02%)                                                      U.K.
                  IV.    Kaiser Engenharia S.A. (50%)                                                      Portugal
                         V.     ICF Kaiser Construcoes e Engenharia Ltda (0.01%)                             Brazil
                  IV.    Kaiser Engineers (NZ) Ltd (1%)                                                 New Zealand
                  IV.    Kaiser Engineers Pty. Ltd. (50%)                                                 Australia
                         V.     KWA Kenwalt (50%)                                                         Australia
                         V.     ICF Kaiser Aluterv KFT                                                      Hungary
                         V.     ICF Kaiser Engineers Asia Pacific Pty Ltd                                 Australia
                         V.     ICF Kaiser Engineers (Hong Kong) Ltd                                      Hong Kong
                         V.     ICF Kaiser Engineers (Singapore) Pte Ltd                                  Singapore
                         V.     Kaiser Engineers (NZ) Limited (99%)                                     New Zealand
           III.   Kaiser Engineers International, Inc.                                                       Nevada
                  IV.    ICF Pty. Ltd. (50%)                                                              Australia
                  IV.    ICF Kaiser Engenharia e Participacoes Ltda.(0.1%)                                   Brazil
                  IV.    ICF Kaiser Panama S.A.                                                              Panama
                  IV.    Kaiser Engenharia S.A. (50%)                                                      Portugal

                  IV.    Kaiser Engineers Pty. Ltd. (50%)                                                 Australia
           III.   Kaiser Engineers Limited (99.98%)                                                            U.K.
                  IV.    Kaiser Engineers Technical Services Limited (80%)                                   Cyprus
                  IV.    Kaiser Engineers (UK) Limited (50%)                                                   U.K.
           III.   Kaiser Engineers (UK) Limited (50%)                                                          U.K.
                  IV.    Kaiser Engineers Technical Services Limited (20%)                                   Cyprus
           III.   KE Services Corporation                                                                  Delaware
           III.   Kaiser Engenharia e Constructoes Limitada                                                  Brazil
     II.   International Waste Energy Systems, Inc.                                                        Delaware
     II.   KE Livermore, Inc.                                                                              Delaware
I.   ICF Kaiser Engineers Massachusetts, Inc.                                                              Delaware
I.   ICF Kaiser Engineers Pacific, Inc.                                                                      Nevada
I.   ICF Kaiser Europe, Inc.                                                                               Delaware
I.   ICF Kaiser / Georgia Wilson, Inc.                                                                     Delaware
I.   ICF Kaiser Government Programs, Inc.                                                                  Delaware
     II.   Kaiser-Hill Company, LLC (50%)                                                                  Colorado
           III.   Kaiser-Hill Funding Company, L.L.C. (98%)                                                Delaware
     II.   Kaiser-Hill Funding Company, L.L.C. (1%)                                                        Delaware
I.   ICF Kaiser Hanford Company                                                                            Delaware
I.   ICF Kaiser Holdings Unlimited, Inc.                                                                   Delaware
     II.   American Venture Investments Incorporated                                                       Delaware
           III.    American Venture Holdings, Inc.                                                         Delaware
     II.   Cygna Consulting Engineers and Project Management, Inc.                                       California
     II.   Excell Development Construction, Inc.                                                           Delaware
     II.   ICF Kaiser DPI Holding Co., Inc.                                                                Delaware
     II.   ICF Kaiser Engineers Eastern Europe, Inc.                                                       Delaware
           III.   ICF Kaiser Netherlands B.V. (10%)                                                     Netherlands
     II.   ICF Kaiser Hunters Branch Leasing, Inc.                                                         Delaware
     II.   ICF Kaiser Idaho Programs, Inc.                                                                 Delaware
     II.   ICF Kaiser Netherlands B.V. (90%)                                                            Netherlands
     II.   ICF Leasing Corporation, Inc.                                                                   Delaware
I.   ICF Kaiser Servicios Ambientales, S.A. de C.V. (66 2/3%)                                                Mexico
I.   ICF Kaiser Technology Holdings, Inc.                                                                  Delaware
     II.   ICF Kaiser Advanced Technology, Inc.                                                               Idaho
            III.   ICF Kaiser Advanced Technology of New Mexico, Inc.                                    New Mexico
I.   ICF R G.P. No. 1, Inc.                                                                                Delaware
I.   Monument Select Insurance Company                                                                      Vermont
I.   Phase Linear Systems Incorporated                                                                     Delaware
I.   Tudor Engineering Company                                                                             Delaware